UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2019 (May 20, 2019)

AVALON HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-14105	34-1863889
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

One American Way, Warren, Ohio 44484

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (330) 856-8800

(Former name and address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.01 par value	AWX	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant's Certifying Accountant

(a) Previous independent registered public accounting firm

The Audit Committee of the Board of Directors of Avalon Holdings Corporation (the “Registrant” or "Company") recently completed a competitive process to determine what audit firm would serve as the Company’s independent registered public accounting firm for the year ended December 31, 2019. On May 20, 2019, the Audit Committee of the Board of Directors of the Registrant notified BDO USA, LLP (“BDO”) that it was dismissing BDO as its independent registered public accounting firm effective immediately.

The reports of BDO on the financial statements of the Registrant for the years ended December 31, 2018 and 2017 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2018 and 2017 and through May 20, 2019, there have been no:

(i) disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused them to make reference to the subject matter of the disagreement(s) in connection with its reports on the financial statements for such years; or

(ii) “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Registrant has provided BDO with a copy of this Form 8-K, and has requested that BDO furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter, dated May 21, 2019, indicating that BDO is in agreement with such disclosures, is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm

On May 20, 2019, the Audit Committee of the Board of Directors of the Registrant approved to engage Grant Thornton LLP (“Grant”) as the Registrant's independent registered public accountant effective upon client acceptance. In deciding to select Grant, the Audit Committee reviewed auditor independence and existing commercial relationships with Grant and concluded that Grant has no commercial relationship with the Company that would impair its independence for the fiscal year ended December 31, 2019. During the Registrant's two most recent fiscal years and the subsequent interim period through May 20, 2019, the Registrant did not consult Grant with respect to any of the matters or events listed in Regulation S-K Item 304(a)(2).

Item. 9.01    Exhibits

(d)    The following exhibits are filed with this report:

Exhibit Number	Description

16.1	Letter from BDO USA, LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 21, 2019

Avalon Holdings Corporation

By:	/s/ Bryan P. Saksa
Bryan P. Saksa
Chief Financial Officer

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